SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 16, 1997
                      ---------------------------------
                      (Date of earliest event reported)



                             BankAmerica Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                     1-7377                         94-1681731
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission               (I.R.S. Employer
 of incorporation)            File Number)         Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                        94104
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



                               415-622-3530
--------------------------------------------------------------------------------
              Registrant's telephone number, including area code)




4063959

   Item 5.  Other Events.
            ------------

            Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated July 16, 1997 titled "BankAmerica Second Quarter Earnings."


   Item 7.  Financial Statements, Pro Forma
            -------------------------------
            Financial Information and Exhibits.
            ----------------------------------
   (a)      Financial Statements of Businesses Acquired
            Not applicable.

   (b)      Pro Forma Financial Information
            Not applicable.

   (c)      Exhibits


Exhibit
Number      Description
-------     -----------

   99 BankAmerica Corporation press release dated July 16, 1997 titled "BankAmerica Second Quarter Earnings."




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BANKAMERICA CORPORATION
                                                (Registrant)



Date:  July 16, 1997                      By /s/ JOHN J. HIGGINS
                                             ---------------------------
                                             John J. Higgins
                                             Executive Vice President
                                               and Chief Accounting Officer




                                   2
4063959